UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF

1934 (AMENDMENT NO.     )

Filed by the registrant [X]

Filed by a party other than the registrant [    ]

Check the appropriate box:

[    ] Preliminary proxy statement                 [    ] Confidential, for use of the Commission

only (as permitted by Rule 14a-6 (e) (2)).

[    ] Definitive proxy statement

[X] Definitive additional materials

[    ] Soliciting material pursuant to Rule 14a-12

SPARTON CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

1.	(a) Title of each class of securities to which transaction applies:

N/A

2.	(b) Aggregate number of securities to which transactions applies:

N/A

3.	(c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4.	(d) Proposed maximum aggregate value of transaction:

N/A

(e)	Total fee paid:

N/A

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

5.	(a) Amount Previously Paid:

N/A

6.	(b) Form, Schedule or Registration Statement No.:

N/A

7.	(c) Filing Party:

N/A

8.	(d) Date Filed:

N/A

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

SPARTON CORPORATION

To Be Held On:

November 4, 2015, at 10:00 a.m., CST

475 North Martingale Road | Training Center, Suite 1000 | Schaumburg, IL 60173-2213

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 10/23/15.

Please visit http://www.astproxyportal.com/ast/19320/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.
MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES LISTED IN ITEM 1, AND “FOR” ITEMS 2 AND 3:

To transact such other business as may properly come before the meeting or at any adjournments thereof. Only holders of common stock of record at the close of business on September 10, 2015 are entitled to notice of and to vote at the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournments thereof.	1.	To elect seven directors each for a term of one year as set forth in the Proxy Statement.
		James D. Fast
		Joseph J. Hartnett
		Charles R. Kummeth
		David P. Molfenter
		James R. Swartwout
		Frank A. Wilson
		Cary B. Wood
	2.	Ratification of the appointment of BDO USA, LLP as independent registered public accountants for the Corporation for the fiscal year ending June 30, 2016 by advisory vote.
	3.	To approve the Named Executive Officer compensation by an advisory vote.

Please note that you cannot use this notice to vote by mail.